UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 10, 2009

(Date of earliest event reported)

The Eastern Company

(Exact name of Registrant as specified in its charter)

Connecticut	0-599	06-0330020
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	identification No.)

112 Bridge Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 729-2255

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

*EXPLANATORY NOTE – The Registrant is amending its Form 8-K filed on June 12, 2009 to clarify the basis for the replacement of the former accountant (reference (a)(i)). Also included is an updated letter from its former accountant as Exhibit 16.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant’s Certifying Accountant

(a)

(i)

On June 10, 2009, the Audit Committee of the Registrant recommended and approved the dismissal of UHY LLP as the Registrant’s independent registered public accounting firm effective June 10, 2009. On June 10, 2009, the Board of Directors of the Registrant accepted the recommendation of the Audit Committee.

(ii)

The reports of UHY LLP on the Registrant’s consolidated financial statements as of January 3, 2009 and December 29, 2007 and for each of the two fiscal years in the period ended January 3, 2009 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)

The decision to change the Registrant’s independent registered public accounting firm was recommended and approved by the Audit Committee of the Registrant. The Board of Directors of the Registrant accepted the recommendation of the Audit Committee.

(iv)

During the fiscal years ended January 3, 2009 and December 29, 2007 and through the date of this Form 8-K, there were no disagreements between the Registrant and UHY LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY LLP, would have caused UHY LLP to make reference to the subject matter of the disagreements in connection with its report.

(v)

None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the “SEC”) have occurred during the fiscal years ended January 3, 2009 or December 29, 2007 or through the date of this Form 8-K.

The Registrant has requested UHY LLP to furnish the registrant with a letter addressed to the SEC stating whether UHY LLP agrees with the above statements. A copy of UHY LLP’s letter, dated June 17, 2009, is attached as Exhibit 16 to this Form 8-K.

(b)

On June 10, 2009, the Audit Committee of the Registrant recommended and approved the appointment of Fiondella, Milone & LaSaracina LLP as the Registrant’s independent registered public accounting firm, effective June 10, 2009. On June 10, 2009, the Board of Directors of the Registrant accepted the recommendation of the Audit Committee.

During the fiscal years ended January 3, 2009 and December 29, 2007 and through the date of this Form 8-K, neither the Registrant nor anyone acting on its behalf consulted Fiondella, Milone & LaSaracina LLP regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements; or (B) any matter that was either the subject of a disagreement with UHY LLP on accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of UHY LLP, would have caused UHY LLP to make reference to the matter in connection with its report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 - (d) Exhibits

(16)	Letter to the Securities and Exchange Commission from UHY LLP dated June 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Eastern Company

Date: June 17, 2009	By: /s/Leonard F. Leganza
Leonard F. Leganza Chairman, President and Chief Executive Officer